EXHIBIT "C"

                                WARRANT AGREEMENT

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR IN COMPLIANCE WITH AN EXEMPTION THEREFROM ESTABLISHED BY AN OPINION OF COUNSEL OR OTHERWISE TO THE REASONABLE SATISFACTION OF THE COMPANY.

Warrant.  Number  of  Shares:  AS  CALCULATED  BELOW

Date  of  Issuance:  July  30,  2004

                            ROCKY MOUNTAIN GAS, INC.
                            ------------------------

                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

     THIS IS TO CERTIFY THAT, for value received, GEDDES AND COMPANY, an Arizona company (the "Registered Holder"), or its permitted assigns, is entitled to purchase from ROCKY MOUNTAIN GAS, INC., a Wyoming corporation (the "Company" or "RMG"), pursuant to a Credit Agreement dated July 30, 2004 between U.S. Energy Corp. and Geddes and Company, at the purchase price per share provided by the following table, the following number(s) of common shares of the Company The "Warrant Shares"):

     AMOUNT  OF  LOAN  DRAWN  DOWN



$   0          $1,000,001     $2,000,001                            Terms
    to             to             to          Total                  and
$1,000,000     $2,000,000     $3,000,000     Warrants          Exercise Price
----------     ----------     ----------     --------   ----------------------------


  150,000       +75,000        +75,000      300,000    5 year warrants @3.00/share*

   50,000       +25,000        +25,000      100,000    5 year warrants @3.25/share*
   50,000       +25,000        +25,000      100,000    5 year warrants @3.50/share*
   50,000       +25,000        +25,000      100,000    5 year warrants @3.75/share*
   -------      -------        -------      -------  ------------------------------
   300,000      150,000        150,000      600,000      Total Warrants

* The "Exercise Price" shall mean the lesser of $3.00 per share or the lowest purchase price per share actually paid to and received by RMG from investors after the date hereof in RMG private placements until $20 million (of which at least $15 million must be cash and of which up to $5 million [determined in accordance with generally accepted accounting principles] may be in the form of producing properties) is cumulatively received (the "Offer Completion Date"). The above listed prices of $ 3.25 to $ 3.75 shall also be adjusted accordingly. For example, if the Exercise Price were $ 2.90 then the $ 3.25 would become $
3.14 (8% above $ 2.90), $ 3.50 would become $ 3.38 and $ 3.75 would then become $ 3.63. The number of Warrant Shares will be determined by the aggregate amount of advances pursuant to the Loan as described in the table above, and shall consist of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $0.01 par value per share, of the Company. The number of shares subject to purchase hereunder and the Exercise Price are subject to adjustment as provided herein. The Warrants shall expire at 5:00 p.m., C.S.T., on the fifth anniversary of the Offer Completion Date, but no later than July 30, 2019 ("Expiration Date").

                                    ARTICLE I
                                    ---------

                              Exercise of Warrant
                              -------------------

     1.1  Method  of  Exercise.  This Warrant may be exercised by the Registered
          --------------------
Holder as a whole or in part from time to time until the Expiration Date, at which time this Warrant shall expire and be of no further force or effect. The minimum number of Warrant Shares that may be purchased on a single exercise shall be 10,000 or the entire number of shares remaining available for exercise hereunder, whichever is less. To exercise this Warrant, the Registered Holder or permitted assignees of all rights of the Registered Holder shall deliver to the Company, at the Warrant Office designated in Section 2.1(a), a written notice in the form of the Purchase Form attached as Exhibit A hereto, stating therein the election of the Registered Holder or such permitted assignees of the Registered Holder to exercise this Warrant in the manner provided in the Purchase Form, (b) payment in full of the Exercise Price for the Warrant Shares purchased, and (c) this Warrant. Subject to compliance with Section 3.1(a)(vi), this Warrant shall be deemed to be exercised on the date of receipt by the Company of the Purchase Form, accompanied by payment for the Warrant Shares to be purchased and surrender of this Warrant, and such date is referred to as the "Exercise Date."
                                                                 -------------
Upon such exercise, the Company shall issue and deliver to the Registered Holder a certificate for the full number of the Warrant Shares purchasable by the Registered Holder hereunder, against the receipt by the Company of the total Exercise Price payable hereunder for all such Warrant Shares in cash or by certified or cashier's check. The Person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of the Common Stock on the Exercise Date. In case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal to the number of such shares called for by this Warrant minus the number of shares of Common Stock purchased by the Registered Holder upon exercise as provided herein.

     1.2 Fractional Shares. No fractional shares of Common Stock shall be issued
         -----------------
upon  exercise  of  this  Warrant.

                                   ARTICLE II

                            Warrant Office; Transfer
                            ------------------------

     2.1  Warrant  Office.  The  Company  shall  maintain  an office for certain
          ---------------
purposes  specified  herein (the "Warrant Office"), which office shall initially
                                  --------------
be the Company's office at 877 North 8th West, Riverton, Wyoming 82501, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock of which written notice has previously been given to the Registered Holder. The Company shall maintain, at the Warrant Office, a register for the Warrant in which the Company shall record the name and address of the Registered Holder, as well as the name and address of each permitted assignee of the rights of the Registered Holder.

     2.2  Ownership  of  Warrant.  The Company may deem and treat the Registered
          ----------------------
Holder as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

     2.3  Transfer  of  Warrants.  The Company agrees to maintain at the Warrant
          ----------------------
Office books for the registration and transfer of this Warrant. This Warrant may be transferred in whole or in part only in compliance with the applicable law. The Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office, properly endorsed, together with a written assignment of this Warrant, substantially in the form of the Assignment attached as Exhibit B hereto. Upon transfer, a new Warrant shall be issued to the transferee, and the Company shall cancel the surrendered Warrant. The Registered Holder shall pay all taxes and all other expenses and charges payable in connection with the transfer of Warrants pursuant to this Section 2.3.

     2.4  No Rights as Shareholder Until Exercise. This Warrant does not entitle
          ---------------------------------------
the Registered Holder to any voting rights or other rights as a shareholder of the Company prior to exercise. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be issued to the Registered Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment. Warrant Shares shall be issued subject to no restrictions upon transfer or sale, except applicable securities laws.

     2.5  Registration  Rights.  The  Company  agrees that at the request of the
          --------------------
Registered Holder (or Registered Holders, provided request is made by Registered Holders with 60% of the Warrants Shares issuable on exercise of this Warrant), made at any time after the Company has a class of stock registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, public resale of the Warrant Shares shall be covered by a registration statement on an appropriate form to be filed with the Securities and Exchange Commission under the Securities Act.

     Once public, the Company shall use its commercially reasonable best efforts to file the registration statement as soon as possible after receipt of request from the Registered Holder, it being understood that a request for filing received in the first quarter may result in a delay of filing until the Company has filed its annual report with the Securities and Exchange Commission. The Company will file the registration statement at its sole cost and expense, have it declared effective as soon as practicable, and maintain such registration statement in effect until the first to occur of the following: (a) the third anniversary of effective date, (b) the date when all of the Warrant Shares have been sold;

or (c) the date the Registered Holder(s) is or are able to immediately sell the Warrant Shares pursuant to Rule 144. The benefits of this section 2.5 shall extend to each Registered Holder.

     When, pursuant to this Section, the Company shall take any action to permit a public offering or sale or other distribution of the Warrant Shares, the Company shall:

     (a)  furnish,  without  charge, to each Registered Holder of Warrant Shares

          (i) a reasonable number of copies of such registration statement (including any exhibits thereto other than exhibits incorporated by reference), and each amendment and supplement thereto as such Registered Holder may request,

          (ii) such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities
               Act) as such Registered Holder may request, in conformity with the requirements of the Securities Act, and

          (iii) such other documents as such Registered Holder may reasonably request in order to facilitate the disposition of the Warrant Shares.

     (b) bear the complete cost and expense of such registrations or qualifications.

     (c) indemnify and hold harmless each Registered Holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for a Registered Holder, any Warrant Shares, from and against any and all losses, claims, damages, and liabilities (including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from

          (i) any untrue or alleged untrue statement of a material fact contained in any registration statement furnished pursuant to this Section, or any prospectus included herein or

          (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without the consent of the Company. The indemnity agreement of the Company herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such Warrant Shares by such underwriter to a person if such underwriter failed to send or give a copy of the prospectus furnished pursuant to this Section, as the same may then be supplemented or amended (if such supplement or amendment shall have been furnished the Registered Holders), to such person with or prior to the written confirmation of the sale involved.

     The Registered Holder shall supply such information as the Company may reasonably require from such Registered Holder, or any underwriter for the Registered Holder, for inclusion in such registration statement or post effective amendment.

     2.6  Expenses  of  Delivery of Warrants. Except as provided in Section 2.3,
          ----------------------------------
the Company shall pay all reasonable expenses and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

     2.7  Compliance  with  Securities  Laws.  The  Registered  Holder  (and its
          ----------------------------------
transferees and assigns), by acceptance of this Warrant, covenants and agrees that such Registered older is acquiring the Warrants evidenced hereby, and, upon exercise hereof, the Warrant Shares, for its own account as an investment and not with a view to distribution thereof. Neither this Warrant nor the Warrant Shares issuable hereunder have been registered under the Securities Act or any state securities laws and no transfer of this Warrant or any Warrant Shares shall be permitted unless the Company has received notice of such transfer in the form of the assignment attached hereto as Exhibit B, accompanied by an opinion of counsel reasonably satisfactory to the Company that an exemption from registration of such Warrant or Warrant Shares under the Securities Act is available for such transfer. Upon exercise of the Warrants, certificates for the Warrant Shares shall bear a restrictive legend substantially as follows:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state (collectively, the "Acts"). Neither the shares nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of in the absence of an effective registration statement with respect to the shares under all of the applicable Acts, or an opinion of counsel satisfactory to Rocky Mountain Gas, Inc. to the effect that such registration is not required."

     (c) Any attempted transfer of the Warrant or Warrant Shares not in compliance with the provisions of this section shall be void.

                                  ARTICLE III

                            Anti-Dilution Provisions
                            ------------------------

     3.1 Adjustment of Exercise Price and Number of Warrant Shares. The Exercise
         ---------------------------------------------------------
Price and number of Warrant Shares shall be subject to adjustment from time to time as hereinafter provided in this Article III.

     (a)  Adjustments.  The Exercise Price and number of Warrant Shares shall be
          -----------
subject  to  adjustment  from  time  to  time  as  follows:

          (i)  Adjustment  for  Stock  Splits  and  Combinations. If the Company
               -------------------------------------------------
     shall, at any time or from time to time after the date hereof (the "Original Issue Date") while this Warrant remains outstanding, effect a
      ---------------------
     subdivision of the outstanding Common Stock or a dividend in Common Stock shall be paid in respect of the Common Stock, the Exercise Price in effect immediately before such subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately before such combination shall be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of Warrants Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment. Any adjustment under this Section 3.1(a)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (ii)  Adjustment  for Reclassification, Exchange, and Substitution. If
                ------------------------------------------------------------
     at any time or from time to time after the Original Issue Date while this Warrant remains outstanding, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise, the Registered Holder shall have the right thereafter to convert such stock into the kind and amount of stock and other securities receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Common Stock could have been converted immediately prior to such recapitalization, reclassification or change.

          (iii) Other Dilutive Events. In case any material event shall occur as
                ---------------------
     to which the provisions of Section 3.1(a) are not strictly applicable but the failure to make an adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such section, then, in such case, at the Registered Holder's request, the Company shall appoint a firm of independent certified public accountants of recognized standing and reasonably acceptable to the Registered Holder ("Firm"). Such Firm shall give their opinion upon the adjustment in the Exercise Price and/or Warrants, if any, on a basis necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Registered Holder and shall make the adjustments described therein; if such adjustments result in a change in exercise price of less than 5%, then the Registered Holder shall pay the cost of the Firm's review.

          (iv)  No Dilution or Impairment. The Company will not, by amendment of
                -------------------------
     its charter or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company a) will not permit the par value of any shares of stock receivable upon the exercise of the Warrants to exceed the amount payable therefore upon such exercise, b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue, free from preemptive rights, fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding, and c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's charter and available for the purpose of issue upon such exercise.

          (v)  Determinations.  All  determinations  by  the  Company  under the
               --------------
     provisions of this Warrant shall be made in good faith with due regard to the interests of the Registered Holder, and in accordance with good financial practice.

          (vi)  Reorganizations,  Reclassifications, Mergers, Consolidations, or
                ----------------------------------------------------------------
     Sales  of  Assets.  If  at any time or from time to time after the Original
     -----------------
     Issue Date while this Warrant remains outstanding, there is a capital reorganization or reclassification of the Common Stock or a merger, or consolidation of the Company with or into another corporation or transfer or sales of substantially all of the assets of the Company, provision shall be made so that the Registered Holder shall thereafter be entitled to receive upon exercise hereof the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise immediately prior to such event would have been entitled as a result of such Company reorganization, reclassification, merger, consolidation or sale of substantially all of the Company assets.

          (vii)  Rounding  of Calculations; Minimum Adjustment. All calculations
                 ---------------------------------------------
     under this Section 3.1(a) shall be made to the nearest cent. Any provision of this Section

     3.1 to the contrary notwithstanding, no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than one cent.

          (viii)  Timing  of  Issuance  of  Additional Common Stock Upon Certain
                  --------------------------------------------------------------
     Adjustments.  In  any  case  in which the provisions of this Section 3.1(a)
     -----------
     shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Registered Holder after such record date and before the occurrence of such event the additional shares of Common Stock or other property issuable or deliverable upon exercise by reason of the adjustment required by such event over and above the shares of Common Stock or other property issuable or deliverable upon such exercise before giving effect to such adjustment; provided, however, that the Company upon request
                                --------  -------
     shall deliver to such Registered Holder a due bill or other appropriate instrument evidencing such Registered Holder's right to receive such additional shares or other property, and such cash, upon the occurrence of the event requiring such adjustment.

     (b)  Statement  Regarding Adjustments. Whenever the Exercise Price shall be
          --------------------------------
adjusted as provided in Section 3.1(a), and upon each change in the number of shares of the Common Stock issuable upon exercise of this Warrant, the Company shall thereafter give notice thereof to the Registered Holder, with a statement showing in detail the facts requiring such adjustment and the Exercise Price and new number of shares issuable that shall be in effect after such adjustment.

     3.2  Costs.  The Registered Holder shall pay all direct documentary, stamp,
          -----
transfer or other transactional taxes attributable to the issuance or delivery of the Warrant Shares upon exercise of this Warrant, or in respect of any transfer of the Warrant Shares.

     3.3  Reservation  of Shares. The Company shall reserve at all times so long
          ----------------------
as this Warrant remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of this Warrant, sufficient shares of Common Stock to provide for the exercise hereof.

     3.4  Valid  Issuance.  All  shares of Common Stock which may be issued upon
          ---------------
exercise of this Warrant will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof attributable to any act or omission by the Company, and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

     3.5  Reporting.  So  long  as this Warrant remains outstanding, the Company
          ---------
shall furnish to the Registered Holder, the Company's quarterly financial statements, including balance sheets and statements of income, which statements shall be annually audited, as soon as practicable after they are prepared for internal use.

                                   ARTICLE IV

                            Covenant of the Company
                            -----------------------

     The Company covenants and agrees that this Warrant shall be binding upon any corporation succeeding to the Company by merger or consolidation.

                                    ARTICLE V

                                  Miscellaneous
                                  -------------

     5.1  Governing  Law.  This  Warrant  shall  be governed by and construed in
          --------------
accordance with the internal laws of the State of Wyoming, without regard to its conflict of law provisions. Any litigation shall be conducted in the courts of the State of Wyoming, or the United States District Court for Wyoming.

     5.2  Waiver  and  Amendment.  Any  term or provision of this Warrant may be
          ----------------------
waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by the written consent of the parties (it being agreed that an amendment to or waiver under any of the provisions of Article III of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Exercise Price). No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

     5.4  Illegality.  In  the  event  that  any  one  or more of the provisions
          ----------
contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

     5.5  Notice. Any notice or other document required or permitted to be given
          ------
or delivered to the Registered Holder shall be delivered at, or sent by certified or registered mail to such Registered Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Registered Holder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company at 877 North 8th West, Riverton, Wyoming 82501 or any other address as shall have been designated in writing by the Company delivered to the Registered Holder.

     5.6  Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence
          --------------------------------------------
satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory evidence) of the loss, theft, mutilation or destruction of this Warrant, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or, in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; provided, however,
                                                              --------  -------
that the original Registered Holder of this Warrant shall not be required to provide any such bond of indemnity and may in lieu thereof provide his agreement of indemnity. Any Warrant issued under the provisions of this Section 6.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Registered Holder of this Warrant shall pay all taxes (including securities transfer taxes) and all other reasonable expenses and charges payable in connection with the preparation, execution and delivery of replacement Warrant(s).

     5.7  Headings.  The  Article  and Section and other headings herein are for
          --------
convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

     5.8  Successors  and  Assigns.  Subject to applicable securities laws, this
          ------------------------
Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Registered Holder. The provisions of this Warrant are intended to be for the benefit of all Registered Holders from time to time of this Warrant and shall be enforceable by any such Registered Holder.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

     Dated:  July  30,  2004

                                        ROCKY  MOUNTAIN  GAS,  INC.



                                        By:   /s/ Mark J. Larsen
                                           -------------------------------------
                                             Mark  J.  Larsen
                                             President

                                    Exhibit A

                                  PURCHASE FORM

To:     Rocky  Mountain  Gas,  Inc.

     The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase shares of Common Stock covered by
such  Warrant,  and  pays  $                       for  the  Exercise  Price.
                            ---------------------


                                        Date:                          ,  2004
                                              -------------------------


     Name:
          -----------------------------

     Title:
           ----------------------------

                                    Exhibit B

                                   ASSIGNMENT

     For value received,, hereby sells, assigns and transfers unto the within Warrant, together with all right, title and interest therein and does hereby
irrevocably  constitute and appoint                     as attorney, to transfer
                                    -------------------
said  Warrant  on  the  books  of  the Company, with full power of substitution.





Dated:                                ,  2004
      --------------------------------